Eos Energy Enterprises Appoints Michelle Buczkowski as Chief Commercial Officer Nathan Kroeker to depart following transition period PITTSBURGH, PA – August 25, 2026 – Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc- based long-duration energy storage (LDES) systems sourced and manufactured in the United States, today announced the appointment of Michelle Buczkowski as Chief Commercial Officer, effective August 24, 2026. Buczkowski succeeds Nathan Kroeker, who will leave the Company on October 20, 2026, following a planned transition period. Federal, state, and local energy policy influences every commercial conversation. A customer evaluating a storage project weighs incentives alongside price and delivery. Sales, business development, government affairs, marketing, and communications now report to Buczkowski, who owns the path from first customer engagement through order intake and revenue conversion. Buczkowski has served as Chief Administrative Officer since November 2025, leading government affairs, marketing, communications, and human resources. She secured the $24 million Pennsylvania grant behind the Company’s manufacturing expansion, built the workforce pipeline that staffs it, and led the engagement that positioned Eos for selection into the Golden Dome program. The utility, regulator, and agency relationships she built sit behind a meaningful share of the Company’s commercial pipeline. Buczkowski brings over 20 years of energy-sector leadership to the position. Prior to joining Eos, she held leadership roles at Duquesne Light Company and Consol Energy/CNX Resources, working with utilities, regulators, and agencies across regulated utility and energy production businesses. “Michelle turns relationships into results,” said Joe Mastrangelo, Chief Executive Officer of Eos. “She secured the state support behind our factory, built the team that staffs it, and opened the federal channel that led to our Department of War partnership. I also want to thank Nathan Kroeker, who strengthened our balance sheet when it mattered most and hands over a commercial organization built to deliver.” “Eos sits where energy security, domestic manufacturing, and grid demand meet,” said Buczkowski. “Utilities and data center developers are asking for storage they can site and service in the United States, and federal policy is pointed the same way. My job is converting that into orders, revenue, and customer relationships that last. We have the technology, the factory, and the team. The work ahead is execution.” Leadership Transition Kroeker joined Eos in January 2023 as Chief Financial Officer and became Chief Commercial Officer in 2025. As Chief Financial Officer, he led the financing work that secured over $2 billion in capital and financing commitments, including the Cerberus Delayed Draw Term Loan and the Department of Energy Loan Guarantee, re-capitalizing the business and strengthening the balance sheet through the Company’s manufacturing scale-up. As Chief Commercial Officer, he expanded engagement with developers, utilities, hyperscalers, and strategic partners and grew the Company’s order backlog and opportunity pipeline. “It has been a privilege to be part of Eos as we’ve positioned the Company to capture the market opportunity, and deliver on its growth plans,” said Kroeker. “I am proud of what this team has built and confident in where it is going. Eos has the foundation, the customers, and the leadership to execute on what is ahead. I have had the pleasure of working alongside Michelle for the past 2 years and I’m confident that she is the right person to lead the Commercial organization going forward.” Buczkowski and Kroeker will work together through October 20, 2026, to complete the transition. About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non-flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours), and provides customers with significant operational flexibility to effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Eos’ leadership transition, commercial strategy, growth opportunities, customer demand, order intake, revenue generation, commercial pipeline, opportunity pipeline, backlog conversion, future operating performance, and other statements that are not historical facts. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Important factors that could cause actual results to differ materially include, among others, risks relating to Eos’ ability to execute its commercial strategy, convert opportunities and backlog into revenue, manage growth, retain key personnel, maintain customer and strategic relationships, secure financing, scale manufacturing operations, comply with applicable laws and regulations, and other risks described in Eos’ filings with the Securities and Exchange Commission (“SEC”). Additional information concerning these and other risk factors is contained in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.